UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023 (October 31, 2023)

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification No.)

1391 Timberlake Manor Parkway Chesterfield, Missouri (Address of principal executive offices)	63017 (Zip code)

(314) 292-2000 (Registrant’s telephone number, including area code)

N. A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

At 12:01 a.m., Eastern Time, on November 1, 2023 (the “Effective Time”), Bunge Limited, a Bermuda company (“Bunge Bermuda”), completed the previously disclosed Bermuda Law Scheme of Arrangement (the “Scheme of Arrangement”) that effected certain transactions (the “Redomestication”) resulting in the shareholders of Bunge Bermuda becoming the holders of all of the issued and outstanding common shares of Bunge Global SA, a Swiss corporation (“Bunge Switzerland”).

As previously disclosed, the Redomestication was approved by Bunge Bermuda’s shareholders at an extraordinary general meeting held on October 5, 2023. The terms and conditions of the Scheme of Arrangement were sanctioned by the Bermuda Court by an order (“Order”) and the Order was delivered to the Registrar of Companies in Bermuda as required by Section 99 of the Companies Act 1981 of Bermuda.

In connection with the Redomestication, Bunge Bermuda, Bunge Switzerland and Bunge MergerCo (as defined below), entered into the Agreement and Plan of Merger (as defined below), pursuant to which, among others:

●	Bunge Bermuda merged with and into Bunge MergerCo, following which Bunge Bermuda survived as a direct, wholly-owned subsidiary of Bunge Switzerland; and

●	Each common share of Bunge Bermuda, par value $0.01 per share (the “Common Shares”), was cancelled in exchange for an equal number of registered shares of Bunge Switzerland, par value $0.01 per share (the “Registered Shares”)

Prior to the Redomestication, the Common Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”). The Common Shares were suspended from trading on NYSE at the close of trading on October 31, 2023, and NYSE filed a Form 25 to delist the Common Shares from NYSE and from registration under Section 12(b) of the Exchange Act on November 1, 2023. Bunge Bermuda expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of Common Shares and suspend all of its reporting obligations under Sections 12(g) and 15(d) of the Exchange Act 10 days after the date such Form 25 is filed.

The Registered Shares were exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. Pursuant to Rule 12g-3(a) under the Exchange Act, Bunge Switzerland is the successor issuer to Bunge Bermuda, the Registered Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Bunge Switzerland is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.

The Registered Shares began trading on NYSE under the symbol “BG,” which is the same symbol under which the Common Shares were previously traded. The CUSIP number for the Registered Shares is H11356104.

Item 1.01	Entry into Material Definitive Agreements

Agreement and Plan of Merger

On October 31, 2023, in connection with the Redomestication, Bunge Bermuda, Horizon Merger Company Limited, a Bermuda exempted company newly formed for the purpose of merging with Bunge-Bermuda in the Redomestication (“Bunge MergerCo”), and Bunge Switzerland entered into an Agreement and Plan of Merger (the “Agreement and Plan of Merger”), pursuant to which Bunge Bermuda merged with and into Bunge MergerCo, following which Bunge Bermuda survived as a direct, wholly-owned subsidiary of Bunge Switzerland. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.1.

Amendments to Debt Facilities

Pursuant to amendments previously disclosed on June 21, 2023, effective in connection with the consummation of the Redomestication, Bunge Switzerland assumed all of the guarantees of Bunge Bermuda under the credit facilities of Bunge Limited Finance Corp. (“Bunge Finance”) and Bunge Finance Europe B.V. (“Bunge Finance Europe”), each of which became an indirect wholly owned subsidiary of Bunge Switzerland following the Redomestication.

Amendments to Senior Notes

Effective in connection with the consummation of the Redomestication, Bunge Switzerland also executed supplemental indentures with U.S. Bank Trust Company, National Association to guarantee the obligations of Bunge Finance under its existing indentures relating to the 1.63% Senior Notes due 2025, 3.25% Senior Notes due 2026, 3.75% Senior Notes due 2027 and 2.75% Senior Notes due 2031, respectively.

The foregoing descriptions of these supplemental indentures do not purport to be complete and are qualified in their entirety by reference to the full text thereof included as Exhibits 4.1 to 4.4 hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders

The information included under the Introductory Note and Item 5.03 hereof are incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of Registrant

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Directors and Officers

On October 31, 2023, in connection with the Redomestication, each of Bunge Bermuda’s directors who was a member of the Board Of Directors immediately prior to the Redomestication ceased to serve as a director, and each of Bunge Bermuda’s executive officers who was an executive officer immediately prior to the Redomestication ceased to serve as an officer. As of October 31, 2023, Eliane Aleixo Lustosa de Andrade, Sheila Bair, Carol Browner, Gregory A. Heckman, Bernardo Hees, Michael Kobori, Monica McGurk, Kenneth Simril, Henry (Jay) Winship and Mark Zenuk were appointed as directors of Bunge Switzerland and the following persons were appointed as officers of Bunge Switzerland Gregory A. Heckman, John Neppl, Christos Dimopoulus, Julio Garros and Joseph Podwika.

Bunge Bermuda no longer has any standing committees of its Board Of Directors.

Employee Incentive Plans and Awards

Effective as of November 1, 2023, Bunge Bermuda amended and restated the 2009 Bunge Equity Incentive Plan, the Bunge 2016 Equity Incentive Plan and the Bunge 2017 Non-Employee Director Equity Incentive Plan (collectively, the “Plans”) to provide for the issuance of Registered Shares instead of the Common Shares in connection with the awards under the Plans. Additionally, the amendments to the Plans include changes to comply with Swiss law regarding minimum payment for shares, share sourcing, the form of shares, data protection and forfeiture of restricted shares.

A copy of each Plan, as amended, is filed herewith as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and incorporated herein by reference, and the foregoing summary of the Plans is qualified in its entirety by reference to such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, Bunge Bermuda amended and restated its Bye-laws effective October 31, 2023. The Amended and Restated Bye-laws are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger
3.1	Bye-Laws
4.1	Second Supplemental Indenture, 1.63% Senior Notes due 2025, dated as of November 1, 2023 by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank Trust Company, National Association (including the form of note)
4.2	Second Supplemental Indenture, 3.25% Senior Notes due 2026 dated as of November 1, 2023 by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank Trust Company, National Association (including the form of note)
4.3	Second Supplemental Indenture, 3.75% Senior Notes due 2027 dated as of November 1, 2023 by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank Trust Company, National Association (including the form of note)
4.4	Second Supplemental Indenture, 2.75% Senior Notes due 2031 dated as of November 1, 2023 by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank Trust Company, National Association (including the form of note)
10.1	2009 Bunge Equity Incentive Plan, as amended and restated
10.2	Bunge 2016 Equity Incentive Plan, as amended and restated
10.3	Bunge 2017 Non-Employee Director Equity Incentive Plan, as amended and restated
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bunge Limited

By:	/s/ John W. Neppl
John W. Neppl
Executive Vice President & Chief Financial Officer

Date: November 1, 2023